Exhibit 99.1

0 Investor Presentation 2 nd Quarter - 2019

1 This presentation contains "forward - looking statements" as defined in the Private Securities Litigation Reform Act of 1995. In g eneral, forward - looking statements usually use words such as "may," "believe," "expect," "anticipate," "intend," "will," "should," "plan ," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology, including statements related to the expected returns and other benefits of the merger to shareholders. Forward - looking statements represen t management's beliefs, based upon information available at the time the statements are made, with regard to the matters addres sed ; they are no guarantees of future performance. Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those exp res sed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to, (1) the risk that the cost saving s a nd any revenue synergies from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the me rger with customers, suppliers, employee or other business partners relationships, (3) the risk of successful integration of LBC a nd PFB Mortgage businesses into the Company, (4) the amount of the costs, fees, expenses and charges related to the merger, (5) reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to th e merger, (6) the risk that the integration of LBC and PFB Mortgage operations into the operations of the Company will be mater ial ly delayed or will be more costly or difficult than expected, (7) the possibility that the merger may be more expensive to compl ete than anticipated, including as a result of unexpected factors or events, (8) the dilution caused by the Company's issuance of addi tio nal shares of its common stock in the merger transaction, and (9) general competitive, economic, political and market conditions. Additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in the Company's Annual Reports on Form 10 - K for the year ended December 31, 2018, and other documents subsequently filed by the Company with the SEC. Consequently, no forward - looking statement can be guaranteed. The Company expressly disclaims any obligation to update any factors or to announce publicly the results of revisions to any of the forward - looking statements inclu ded herein to reflect future events or developments. CAUTIONARY STATEMENTS

2 Name Position Years in Banking Years With CBAN T. Heath Fountain President and Chief Executive Officer 19 1 Max "Eddie" Hoyle EVP, Chief Banking Officer 40 8 Tracie Youngblood EVP, Chief Financial Officer 25 - Terry L. Hester EVP, Treasurer 44 44 Edward " Lee " Bagwell EVP, Chief Risk Officer and General Counsel 16 16 J. Stan Cook EVP, Chief Credit Officer 34 7 Kimberly Dockery EVP, Chief Administrative Officer 13 1 LEADERSHIP TEAM

3 ▪ Founded in 1975 ▪ Headquartered in Fitzgerald, Georgia ▪ $1.5 billion in assets at June 30, 2019 ▪ 29 locations in central, southern and coastal Georgia ▪ The ninth largest Georgia - based bank in the state and the largest community bank headquartered outside of Atlanta ▪ Strong capital position, solid credit quality ▪ New leadership joined July 2018 ▪ Strategic plan for profitable growth COMPANY PROFILE Locations at June 30, 2019 Atlanta Warner Robins Statesboro Savannah Columbus Albany Fitzgerald Valdosta LaGrange

4 ▪ Size and capabilities ▪ Attractive footprint ▪ Clean balance sheet ▪ No TARP overhang ▪ New, seasoned leadership with a proven track record STRATEGIC ADVANTAGES

5 DRIVING HIGH PERFORMANCE ▪ Change the culture ▪ Assess current talent ▪ Strengthen the team where needed ▪ Changes in executive and senior management ▪ Added talent to the production staff ▪ Initiate new procedures and processes ▪ Proactive business development ▪ Implement sales tracking program ▪ Increase accountability ▪ Implement incentives to retain and attract high caliber bankers

6 DRIVING HIGH PERFORMANCE ▪ Change the culture ▪ Reallocate our resources ▪ Focus on loan and deposit opportunities ▪ Opportunities across the footprint ▪ Expansion ▪ Efficiency ▪ Realign balance sheet ▪ Low loan - to - deposit ratio ▪ High level of investments - to - assets

7 DRIVING HIGH PERFORMANCE ▪ Change the culture ▪ Reallocate our resources ▪ Attract new bankers ▪ Identify bankers and teams from larger institutions ▪ Create the ideal culture for top bankers ▪ Become the banker’s bank of choice

8 DRIVING HIGH PERFORMANCE ▪ Reaccelerate expansion ▪ Lift out/add to banking teams in current and new markets ▪ Identify potential whole - bank acquisitions ▪ Desired acquisition targets are smaller than targets typically pursued by larger acquisitive banks ▪ Less competition to enter smaller MSAs ▪ Colony offers a good fit culturally ▪ Enhance efficiencies ▪ Leverage expansion profitably ▪ Change the culture ▪ Reallocate our resources ▪ Attract new bankers

9 Atlanta Warner Robins Statesboro Savannah Columbus Albany Fitzgerald Valdosta LaGrange ACQUISITION ACTIVITY Overview Franchise Footprint ▪ Completed acquisition of LBC Bancshares on May 1 ▪ Holding company for Calumet Bank ▪ Natural expansion into logical, contiguous markets in western Georgia ▪ Added two branches located in LaGrange and Columbus, GA ▪ Projected to be immediately accretive to earnings with a tangible book ▪ Provides immediate ability to increase scale and build on existing operations in western Georgia while also providing access to the Atlanta loan market Branch locations Acquired locations

10 DRIVING HIGH PERFORMANCE ▪ Reaccelerate expansion ▪ Target line of business growth ▪ Expand mortgage lending – acquired PFB Mortgage with more than $100 million in annual mortgage production in 2Q19 ▪ Government guaranteed lending (SBA, USDA) begun in 2Q19 ▪ Treasury services ▪ Consider new lines of business as opportunities arise ▪ Change the culture ▪ Reallocate our resources ▪ Attract new bankers

11 2016 2017 2018 2Q2018 2Q2019 Diluted earnings per share $0.84 $0.87* $1.40 $0.36 $0.23 Non - GAAP earnings per share $0.84 $1.11 $1.42 $0.36 $0.34 Dividends per share $0.00 $0.10 $0.20 $0.05 $0.075 Return on average assets 0.62% 0.63% 0.99% 1.04% 0.60% Return on average total equity 7.17% 8.28% 13.32% 13.82% 7.43% Net interest margin 3.51% 3.46% 3.56% 3.57% 3.57% Efficiency ratio 71.74% 69.19% 70.05% 69.39% 82.28% FINANCIAL HIGHLIGHTS * Net income includes a non - cash charge of $2.0 million or $0.24 per diluted share to revalue the Company’s net deferred tax ass et relating to federal income tax legislation enacted on December 22, 2017.

12 ▪ Cash dividends suspended in 2009 ▪ In 2017, the Company reinstated its quarterly cash dividend at a rate of $0.025 per share ▪ The Company increased the quarterly cash dividend to $0.05 per share in 2018 and to $0.075 per share in 2019 ▪ The current indicated annual rate is $0.30 per share, equating to a yield of 1.8% and a payout ratio of 26% ▪ Positioned to consider further increases in dividends as earnings grow DIVIDENDS RESTORED

13 10.3% 9.9% 10.2% 10.2% 9.3% 15.5% 14.6% 15.0% 14.8% 12.7% 16.6% 15.6% 15.9% 15.7% 13.4% 11.3% 11.8% 12.2% 12.0% 10.4% 2016 2017 2018 2Q2018 2Q2019 Tier One Leverage Ratio Tier One Ratio Total Risk-based Capital Ratio Common Equity Tier One Capital Ratio CAPITAL RATIOS

14 SOLID CORE DEPOSIT FRANCHISE Time Deposits 30% Savings and Money - markets 27% Noninterest - Bearing Demand 18% Interest - Bearing Demand 25% As of June 30, 2019 Total Deposits: $1.30 billion MRQ Cost of Deposits: 0.86%

15 LOAN PORTFOLIO BREAKDOWN Real estate 86% Commercial and agricultural 9% Consumer and other 5% Commercial construction 9% Residential construction 2% Commercial real estate 54% Residential real estate 26% Farmland 9% $935.3 million $804.9 million As of June 30, 2019

16 LOAN PORTFOLIO GROWTH (Dollars in thousands) $(1,701) $12,647 $(15,803) $(178) $32,583 Organic Loan Growths 6/30/18 9/30/18 12/31/18 3/31/19 6/30/19

17 (Dollars in millions) $12.4 $7.5 $9.5 $5.6 $9.8 $18.8 $11.8 $11.3 $9.2 $10.7 2016 2017 2018 2Q2018 2Q2019 Nonperforming Loans Nonperforming Assets ASSET QUALITY TRENDS

18 ▪ Strong, experienced management team ▪ Renewed focus on generating organic loan and deposit growth ▪ Potential acquisition opportunities ▪ Well positioned to take advantage of market disruption ▪ Nimble, with responsive decision/credit process ▪ Positioned to expand in existing and new lines of business KEY INVESTMENT POINTS

19 NASDAQ: CBAN